UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

THE ADVISORS’ INNER CIRCLE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

AMENDMENT TO PROXY STATEMENT FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBUARY 26, 2026

CIBC Atlas All Cap Growth Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund, is filing the attached revised proxy card as definitive additional materials to amend the Fund’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on January 12, 2026 (the “Proxy Statement”).

After filing the Proxy Statement, the Fund identified a scrivener’s error in the telephone number in the proxy card provided for shareholders wishing to vote by phone.

The Proxy Statement incorrectly listed the vote-by-phone number as 1 (800) 814-9324.

The correct vote-by-phone number is 1 (888) 548-6498

The revised proxy card has been, or will be, mailed or made available to Fund shareholders in the form attached hereto as Appendix A. Except for the revisions to the proxy card, no other changes have been made to the proposals, disclosures, or other information contained in the Proxy Statement. All matters scheduled for shareholder vote remain unchanged.

Shareholders may continue to vote using the methods described in the Proxy Statement, including telephone voting using the corrected number listed above.

APPENDIX A

FORM OF PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-548-6498 to reach an automated touchtone voting line

CONTROL NUMBER

CIBC ATLAS ALL CAP GROWTH FUND

A SERIES OF THE ADVISORS' INNER CIRCLE FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 2026

The undersigned shareholder of CIBC Atlas All Cap Growth Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), hereby nominates, constitutes and appoints Michael Beattie, Matthew Maher, Eric Griffith, and Alexander Smith, and each of them, the attorney, agent and proxies of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust, on February 26, 2026 at 10:00 a.m., Eastern time, in the offices of SEI at One Freedom Valley Drive, Oaks, PA 19456, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

If you need additional information, please call shareholder services at 1-855-328-3863.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 26, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/AIC/docs

CIBC ATLAS ALL CAP GROWTH FUND

FORM OF PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a change in the Fund's classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to eliminate the Fund's related fundamental investment policy	○	○	○

THANK YOU FOR VOTING